Exhibit 10.1

FIRST AMENDMENT

to

MASTER PRODUCTION SERVICES AGREEMENT

THIS FIRST AMENDMENT (“Amendment 1”) is effective April 9, 2026 (the “Effective Date”), by and between SAFC CARLSBAD, INC. (“PROVIDER”) and CANDEL THERAPEUTICS, INC. (“CLIENT”). All capitalized terms used, but not otherwise defined herein, shall have the same meaning ascribed to them in the Agreement. The Parties agree that, as between them, this Amendment 1 shall apply to any PPQ Batches manufactured under the Agreement prior to the Effective Date that otherwise satisfy the conditions in Section 2 below with respect to any commercial launch, commercial sale, or other commercial distribution occurring on or after the Effective Date.

WHEREAS, the Parties entered into a Master Production Services Agreement effective November 03rd, 2022 (the “Agreement”); and

WHEREAS, the Parties wish to make certain modifications to the Agreement under this Amendment 1, in particular with respect to the use of PPQ batches manufactured under the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and this Amendment 1, and for valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, the Parties agree as follows:

1.
Purpose

The Parties desire to amend the Agreement solely to permit CLIENT to use certain Process Performance Qualification (“PPQ”) Batches manufactured by PROVIDER under the Agreement for commercial distribution, subject to the terms of this Amendment 1. This Amendment 1 does not constitute Commercial Supply Terms as referenced in Section 2.6 of the Agreement.

2.
Batches eligible for commercial use

Notwithstanding Section 2.6 of the Agreement, the Parties agree that PPQ Batches manufactured under the Agreement may be used by CLIENT for commercial launch, commercial sale, and/or any other commercial purpose, provided that:

(a)
such PPQ Batches have been Manufactured in accordance with the Agreement, the applicable Task Order, the Master Batch Record, the Quality Agreement, and all applicable Laws, including cGMP;
(b)
PROVIDER has issued a Certificate of Compliance for the relevant PPQ Batch; and
(c)
CLIENT warrants that, prior to any commercial launch, commercial sale, or other commercial distribution of Product manufactured from such PPQ Batches, it will have obtained and will maintain all required Agency approvals authorizing such commercial distribution, and will remain solely responsible, as between the Parties, for all communications with Agencies relating to such commercial distribution, in accordance with Section 2.3 of the Agreement.
(d)
For clarity, any PPQ Batch used for commercial launch, commercial sale, or any other commercial purpose in accordance with this Section 2 shall be deemed a “Product” and “Deliverable” for all purposes of the Agreement, including Articles 5, 8 and 9 and Section 2.3(g), and all warranties, covenants, remedies, indemnities, recall and cooperation obligations, and liability limitations applicable to Product and Deliverables under the Agreement shall apply in full to such PPQ Batches.

3.
No commercial supply commitment

Except as expressly stated herein, nothing in this Amendment 1 shall:

(a)
obligate PROVIDER to Manufacture commercial Product beyond PPQ Batches;
(b)
constitute “Commercial Supply Terms” under Section 2.6 of the Agreement; or
(c)
obligate CLIENT or PROVIDER to enter into a commercial supply agreement.

Any ongoing commercial supply shall require a separate written agreement, as contemplated in Section 2.6 of the Agreement.

For the avoidance of doubt, any commercial use of PPQ Batches pursuant to this Amendment 1 shall not, by itself, create or imply any minimum purchase, forecast, or volume commitment for commercial supply of Product.

4.
Pricing

Unless otherwise agreed in writing, PPQ Batches shall be invoiced in accordance with the pricing and payment terms set forth in the applicable Task Order(s) under the Agreement.

5.
Warranties and Remedies

PPQ Batches released for commercial use shall remain subject to the warranties and remedies in Section 8.3 (Nonconforming Product), including latent defect provisions and investigation requirements.

Except as provided herein, all terms and conditions of the Agreement shall remain the same and are in full force and effect.

IN WITNESS THEREOF, the Parties hereto have each caused this Amendment 1 to be executed by their duly authorized representatives on the date and year hereinafter set forth.

CANDEL THERAPEUTICS, INC. SAFC CARLSBAD, INC.

_/s/Seshu Tyagarajan________________	__/s/ Daniel Teasley_________________
Name: Seshu Tyagarajan	Name: Daniel Teasley
Title: CTDO	Title: Global Business Lead, CDMO
Date: 09-Apr-2026	Date: 09-Apr-2026

CANDEL THERAPEUTICS, INC.

_/s/ Charles Schoch__________________
Name: Charles Schoch
Title: CFO
Date: 09-Apr-2026